CENTURY CAPITAL MANAGEMENT TRUST

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material under § 204.14a-12

CENTURY CAPITAL MANAGEMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:	[_______________]

September 1, 2015

Dear Fellow Century Fund Shareholder:

We need your help. The October 1st Special Meeting of Shareholders of the Century Funds is approaching and our records indicate that at the time of this mailing, your voting instructions have not yet been recorded. A package or e-mail containing information related to the Special Meeting of Shareholders was sent to you asking for your vote. The meeting relates to important proposals that the Funds’ Trustees are asking shareholders to approve, and your response is requested. After careful consideration, the Trustees believe the proposals listed both in the proxy statement and on the enclosed copy of your proxy card are in the best interests of shareholders. The Trustees unanimously recommend that shareholders vote “FOR” each of the proposals.

For your convenience we have enclosed another copy of your proxy card and a business reply envelope. Please help us by casting your vote today.

Responses thus far have been overwhelmingly favorable; however, we need your help to secure the remaining shares needed. Thank you in advance for your help with this important matter, and we hope you are enjoying your summer.

Sincerely,

Alexander L. Thorndike
Chairman of the Board of Trustees

PS – More information regarding this Special Meeting and the proposals can be found in the proxy statement. The proxy statement is available on the Trust’s website at www.centuryfunds.com. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-800-591-6309 for assistance. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time and Saturday between the hours of 10:00 a.m. and 6:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

2.
Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website. You will need the control number which can be found on your proxy card.

3.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

4.
Vote by Phone. Call one of our proxy specialists toll-free at 1-800-591-6309, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time and Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

If convenient for you, please utilize one of the four options above to ensure that your response is received in time for the Special Meeting on October 1st.

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).
May I please speak with (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)

I am calling on behalf of a current investment with the Century Capital Management Trust. I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled for October 1, 2015.
Have you received the information?
(Pause for response)

If “Yes” or positive response: If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Fund’s Board of Trustees is recommending a vote “FOR” the proposals.

If “No” or negative response: I would be happy to review the meeting agenda and record your vote by phone. Please note the Board of Trustees is recommending a vote “FOR” the proposals.

Would you like to vote along with the Board’s recommendation?
(Pause For Response)
(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Century Capital Management Trust before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).
For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on this confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 8-25-15

VOTE INSTRUCTION CARD

CENTURY SMALL CAP SELECT FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

CENTURY CAPITAL

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR VOTE TODAY!**

VOTING OPTIONS

1. **MAIL** your signed and voted vote instruction card back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-800-591-6309** Monday through Friday 9 a.m. to 10 p.m. Eastern time, and 10 a.m. to 6 p.m., Eastern time, Saturday

CONTROL NUMBER

CENTURY SMALL CAP SELECT FUND

<INSURANCE COMPANY NAME HERE>

The undersigned, and owner or participant in an annuity or life insurance contract (the "Contract") issued by the insurance company (the "Insurance Company"), hereby authorizes and instructs the Insurance Company to vote its shares in the Century Small Cap Select Fund (the "Fund"), a series of Century Capital Management Trust (the "Trust"), attributable to the undersigned's participation in the Contract or interest therein as directed on the reverse side of this card at the Special Meeting of Shareholders of the Fund to be held at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110 at 11:30 a.m. Eastern time on October 1, 2015 and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said proxies to vote said shares as indicated hereon.

If you fail to return this Vote Instruction Card, depending on the Insurance Company's separate account, the Insurance Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received by the Insurance Company from contract holders in the separate account.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF A PROPERLY EXECUTED VOTE INSTRUCTION CARD IS RETURNED BUT NO CHOICE IS INDICATED. **THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS. Discretionary authority to vote this instruction card in accordance with the recommendation of management of the Trust is hereby conferred as to all other matters as may properly come before the Meeting.**

The Proxy Statement is available on the Trust's website at www.centuryfunds.com
Please refer to the Proxy Statement for a discussion of the proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED VOTE INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CENTURY SMALL CAP SELECT FUND

VOTE INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this vote instruction card exactly as your name(s) appear(s) on the vote instruction card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

SHARES ATTRIBUTABLE TO YOUR PARTICIPATION IN THE CONTRACT WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE PROPOSALS, AND IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT OF THE TRUST ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

If you have any questions before you vote, please call D.F. King & Co., Inc., an AST*One* Company ("D.F. King"), our proxy solicitor at: 800-591-6309 (9:00 a.m.-10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m.-6:00 p.m., Eastern time, Saturday). We'll be glad to help you get your vote in quickly. Thank you for your participation regarding this important initiative.

PLEASE SIGN, DATE AND RETURN PROMPLTY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ●

The Board of Trustees recommends a vote "FOR" the following proposals:

		FOR	AGAINST	ABSTAIN
1	To approve, with respect to the Fund, a new investment advisory agreement between Century Capital Management Trust, on behalf of the Fund, and Century Capital Management, LLC.	○	○	○
2	Not Applicable			
3	To approve the replacement of the Fund's fundamental policy of concentrating its investments in the financial services and health care group of industries with a new fundamental policy of not concentrating its investments in any particular industry within the meaning of the 1940 Act.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

August 31, 2015

BY EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549-1090

RE:	Century Capital Management Trust (Registration Nos. 333-86067 and 811-09561)

Dear Ladies and Gentlemen:

Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, we are transmitting for filing via the EDGAR system soliciting materials in connection with a special meeting of shareholders of the Fund.

Please direct any questions you may have with respect to this filing to me at 617-951-7114.

Very truly yours,

/s/ Adam M. Schlichtmann

Adam M. Schlichtmann, Esq.